Exhibit (a)(5)(E)

Note:

The following are un-official English translations of the Hebrew Acceptance and Objection Notices and Share Transfer Deed that were published in Israel pursuant to Israeli law. The originals of these documents, written in Hebrew, are the exclusive legally binding versions and the Offeror (as defined below) assumes no liability for any of the statements or representations made in this translation.

[FORM OF NOTICES]

NOTICE OF AN UNLISTED HOLDER

An offeree who accepts the tender offer should fill out Part A of this notice, and an offeree who objects to the tender offer should fill out part B of this notice.

To:	WP XII INVESTMENTS B.V.

WP XII INVESTMENTS COÖPERATIEF U.A.

WARBURG PINCUS (CALLISTO) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS (EUROPA) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS (GANYMEDE) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-B (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-D (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-E (CAYMAN), L.P.

WARBURG PINCUS XII PARTNERS (CAYMAN), L.P.

WP XII PARTNERS (CAYMAN), L.P

(collectively, the “Offeror”)

Through TASE Member Israel Brokerage & Investments I.B.I Ltd.

Re: Ordinary Shares of Cyren Ltd. (the “Company”)

PART A

I refer to the Offer to Purchase dated 20 November, 2017 of the Offeror, whereby the Offeror offered to purchase up to 31,265,358 ordinary shares par value NIS 0.15 of the Company (the “Schedule”). Whereas I own and hold, through you, in Deposit No.                      at your branch no.             ,              ordinary shares par value NIS 0.15 of the Company, and whereas I wish to accept the tender offer of the Offeror included in the Schedule, in respect of                 (*) shares of the Company, a notice of acceptance of an unlisted holder as defined in Section 3 of the Schedule, is hereby given accordingly, and an undertaking to transfer the aforementioned shares, i.e.                 (*) shares of the Company (the “Shares”) to the Offeror, according to the provisions of the Schedule.

I hereby declare and undertake that the Shares are free of any lien, attachment, debt, pledge or any third party right on the date of giving this notice of acceptance, and that these Shares will be in that condition on the date of their transfer to the name of the Offeror according to the Schedule.

Please transfer the Consideration for the above Shares to my account at –                 , No.             ,                  branch.

NOTE (PERSONAL INTEREST): YOU MUST CHECK ONE OF THE BOXES BELOW

As described in the Offer to Purchase, it is a condition to the Offer that, at the Initial Completion Date, the aggregate number of shares validly tendered in the Offer and not properly withdrawn is greater than the number of shares represented by Notices of Objection. Pursuant to Section 331(c) of the Israeli Companies Law, in making this calculation, the Purchaser is required to exclude shares held by the Purchaser and Cyren or any “controlling shareholder” (as defined in the Israeli Companies Law) of Cyren or the Purchaser, any person holding 25% or more of Cyren’s voting power or any person who has a “personal interest” (as defined in the Israeli Companies Law) in the Offer (as well as anyone acting on behalf of any of the foregoing and their respective family members or corporations under their control).

Under the Israeli Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of any members of the shareholder’s family (or spouses thereof) or a personal interest of an entity with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of its outstanding share capital or voting power or has the right to appoint a director or chief executive officer but (ii) excludes an interest arising solely from the ownership of our shares. An excerpt of Section 331 of the Israeli Companies Law is attached as Annex A to the Offer to Purchase.

☐  The undersigned confirms it is NOT the Purchaser, Cyren, a “controlling shareholder” of Cyren or the Purchaser, does NOT hold 25% or more of Cyren’s voting power and does NOT have a “personal interest” in the Offer. See also Instruction below.

☐  The undersigned confirms it is, the Purchaser, Cyren, a “controlling shareholder” of Cyren or the Purchaser, holds 25% or more of Cyren’s voting power and/or does have a “personal interest” in the Offer. See also Instruction below.

I am aware that a precondition for the purchase of the Shares by the Offeror and payment of the Consideration in accordance with the Schedule, is the correctness of this declaration.

ID No. / Company number

Full name

Signature

PART B

I refer to the Offer to Purchase dated 20 November, 2017 of the Offeror whereby the Offeror offered to buy up to 31,265,358 ordinary shares par value NIS 0.15 of the Company (the “Schedule”).

Whereas I own and hold, through you, in Deposit No.                      at your branch no.             ,                  ordinary shares par value NIS 0.15 of the Company, and whereas I wish to object to the tender offer of the Offeror included in the Schedule, in respect of                 (*) shares of the Company, notice of objection of an unlisted holder as defined in Section 3 of the Schedule, is hereby given accordingly.

ID No. / Company number

Full name

Signature

(*) The Offeree should insert the maximum number of shares in respect of which the notice is given, i.e. the full amount of shares in the above securities deposit, or a smaller quantity, as the holder wishes.

NOTICE OF A TASE MEMBER

To:	WP XII INVESTMENTS B.V.

WP XII INVESTMENTS COÖPERATIEF U.A.

WARBURG PINCUS (CALLISTO) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS (EUROPA) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS (GANYMEDE) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-B (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-D (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-E (CAYMAN), L.P.

WARBURG PINCUS XII PARTNERS (CAYMAN), L.P.

WP XII PARTNERS (CAYMAN), L.P

(collectively, the “Offeror”)

Via Israel Brokerage & Investments I.B.I Ltd..

Re: Ordinary Shares of Cyren Ltd. (the “Company”)

We refer to the Offer to Purchase dated 20 November, 2017 of the Offeror, whereby the Offeror offered to purchase up to 31,265,358 ordinary shares par value NIS 0.15 of the Company (the “Schedule”). Whereas we received notices of unlisted holders in respect of a total of                  ordinary shares par value NIS 0.15 each of the Company from their holders and owners (the “Sum Total of the Shares”), notice of a TASE Member as set forth in Section 3 of the Schedule is hereby given in connection with the above Shares, as follows:

Out of the Sum Total of the Shares, we received notices of acceptance to the tender offer in respect of a total of                  ordinary shares par value NIS 0.15 each of the Company (the “Acceptance Shares”). We hereby declare and undertake that the Acceptance Shares are free and clear of any lien, attachment, debt, pledge or any third party right on the date of giving this notice of acceptance, and that these Shares will be in that condition on the date of their transfer to the name of the Offeror according to the Schedule. If the offer is accepted, please transfer the consideration for the above Shares to our account in the TASE clearing house.

For the remainder of the Shares out of the Sum Total of the Shares, i.e.                      ordinary shares par value NIS 0.15 each of the Company, we received notices of objection.

NOTE (PERSONAL INTEREST): YOU MUST CHECK ONE OF THE BOXES BELOW

As described in the Offer to Purchase, it is a condition to the Offer that, at the Initial Completion Date, the aggregate number of shares validly tendered in the Offer and not properly withdrawn is greater than the number of shares represented by Notices of Objection. Pursuant to Section 331(c) of the Israeli Companies Law, in making this calculation, the Purchaser is required to exclude shares held by the Purchaser and Cyren or any “controlling shareholder” (as defined in the Israeli Companies Law) of Cyren or the Purchaser, any person holding 25% or more of Cyren’s voting power or any person who has a “personal interest” (as defined in the Israeli Companies Law) in the Offer (as well as anyone acting on behalf of any of the foregoing and their respective family members or corporations under their control).

Under the Israeli Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of any members of the shareholder’s family (or spouses thereof) or a personal interest of an entity with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of its outstanding share capital or voting power or has the right to appoint a director or chief executive officer but (ii) excludes an interest arising solely from the ownership of our shares. An excerpt of Section 331 of the Israeli Companies Law is attached as Annex A to the Offer to Purchase.

☐  The undersigned confirms it is NOT the Purchaser, Cyren, a “controlling shareholder” of Cyren or the Purchaser, does NOT hold 25% or more of Cyren’s voting power and does NOT have a “personal interest” in the Offer. See also Instruction below.

☐  The undersigned confirms it is, the Purchaser, Cyren, a “controlling shareholder” of Cyren or the Purchaser, holds 25% or more of Cyren’s voting power and/or does have a “personal interest” in the Offer. See also Instruction below.

We are aware that a precondition for the purchase of the Shares by the Offeror and payment of their consideration in accordance with the Schedule, is the correctness of this declaration.

TASE member number

Name of TASE member

Stamp and signature

Date

NOTICE OF A LISTED HOLDER

An Offeree who accepts the tender offer should fill out Part A of this notice, and an offeree who objects to the tender offer should fill out part B of this notice.

To:	WP XII INVESTMENTS B.V.

WP XII INVESTMENTS COÖPERATIEF U.A.

WARBURG PINCUS (CALLISTO) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS (EUROPA) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS (GANYMEDE) PRIVATE EQUITY XII (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-B (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-D (CAYMAN), L.P.

WARBURG PINCUS PRIVATE EQUITY XII-E (CAYMAN), L.P.

WARBURG PINCUS XII PARTNERS (CAYMAN), L.P.

WP XII PARTNERS (CAYMAN), L.P

(collectively, the “Offeror”)

Via Israel Brokerage & Investments I.B.I Ltd..

Re: Ordinary Shares of Cyren Ltd. (the “Company”)

PART A

I refer to the Offer to Purchase dated 20 November, 2017 whereby the Offeror offered to purchase up to 31,265,358 ordinary shares par value NIS 0.15 of the Company (the “Schedule”).

Whereas I own / hold power of attorney for transactions in respect of / ________ ordinary shares par value NIS 0.15 of the Company, which are marked from No. __________ to No. _________ inclusive, which are registered in the name of _____________, and whereas I wish to accept the tender offer of the Offeror included in the Schedule, in respect of _________(*) shares of the Company, notice of acceptance of a registered holder, as defined in Section 3 of the Schedule, is hereby given accordingly, and an undertaking to transfer the aforementioned shares, i.e. ____________(*) shares of the Company (the “Shares”), under the share transfer deed attached hereto, and all in accordance with the terms and conditions of the aforementioned tender offer / the Shares are held by virtue of notarized power of attorney from ____________, the owner and holder of the Shares, which was presented to _____________ and a copy of which, approved by a notary, is attached to this notice of acceptance. (**)

I hereby declare and undertake that the Shares are free and clear of any lien, attachment, debt, pledge or any third party right on the date of giving this notice of acceptance, and that these Shares will be in that condition on the date of their transfer to the name of the Offeror according to the Schedule. Please transfer the Consideration for the above Shares to my bank account no. __________ in the name of ______________, at Bank _________________, branch __________ (branch no. ______).

NOTE (PERSONAL INTEREST): YOU MUST CHECK ONE OF THE BOXES BELOW

As described in the Offer to Purchase, it is a condition to the Offer that, at the Initial Completion Date, the aggregate number of shares validly tendered in the Offer and not properly withdrawn is greater than the number of shares represented by Notices of Objection. Pursuant to Section 331(c) of the Israeli Companies Law, in making this calculation, the Purchaser is required to exclude shares held by the Purchaser and Cyren or any “controlling shareholder” (as defined in the Israeli Companies Law) of Cyren or the Purchaser, any person holding 25% or more of Cyren’s voting power or any person who has a “personal interest” (as defined in the Israeli Companies Law) in the Offer (as well as anyone acting on behalf of any of the foregoing and their respective family members or corporations under their control).

Under the Israeli Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of any members of the shareholder’s family (or spouses thereof) or a personal interest of an entity with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of its outstanding share capital or voting power or has the right to appoint a director or chief executive officer but (ii) excludes an interest arising solely from the ownership of our shares. An excerpt of Section 331 of the Israeli Companies Law is attached as Annex A to the Offer to Purchase.

☐  The undersigned confirms it is NOT the Purchaser, Cyren, a “controlling shareholder” of Cyren or the Purchaser, does NOT hold 25% or more of Cyren’s voting power and does NOT have a “personal interest” in the Offer. See also Instruction below.

☐  The undersigned confirms it is, the Purchaser, Cyren, a “controlling shareholder” of Cyren or the Purchaser, holds 25% or more of Cyren’s voting power and/or does have a “personal interest” in the Offer. See also Instruction below.

I am aware that a precondition for the purchase of the Shares by the Offeror and payment of their Consideration in accordance with the Schedule, is the correctness of this declaration.

Attached: 1. Share transfer deed(s) for the Shares; 2. Share certificate/s no./s _____________ for the Shares; 3. A notarized copy of the notarized power of attorney (where relevant).

Full name

Signature

ID No. / Company No.

Address

PART B

I refer to the Offer to Purchase dated 20 November, 2017 whereby the Offeror offered to purchase up to 31,265,358 ordinary shares par value NIS 0.15 of the Company (the “Schedule”).

Whereas I own / hold power of attorney for transactions in respect of ________ ordinary shares par value NIS 0.15 of the Company, which are marked from No. __________ to No. _________ inclusive, which are registered in the name of _____________, and since I wish to object to the tender offer of the Offeror included in the Schedule, in respect of _________(*) shares of the Company, notice of objection as defined in Section 3 of the Schedule, to which photocopies of the share certificate/s are attached, is hereby given accordingly.

Full name

Signature

ID No. / Company No.

(*) The Offeree should insert the maximum number of shares in respect of which the notice is given, i.e. the full amount of shares in the above securities deposit, or a smaller quantity, as the Holder wishes.

(**) Delete superfluous

SHARE TRANSFER DEED

I/We the undersigned, _____________________________, I.D. No./Company No. ______________, of __________________ Street no. ___ in _______________, in consideration of USD _________ which was paid to me/us by WP XII Investments B.V. (the “Transferee”), hereby transfer to the Transferee __________ ordinary shares par value NIS 0.15 each, in certificate/certificates no/s. _____________, of Cyren Ltd., to be held by the Transferee, its legal representatives and recipients of transfers from it, in accordance with all the terms and conditions by which I/we held then at the time of signing this note.

And I, the Transferee, agree to accept the above shares in accordance with those terms and conditions.

In witness whereof we have affixed our signatures in ______________ on __________, _____

________________________________	________________________________
Signature of the Transferee	Signature of the Transferor/s